UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2017

CALIFORNIA FIRST NATIONAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)

28 EXECUTIVE PARK, IRVINE, CA 92614
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code: (949) 255-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 24, 2017, California First National Bancorp (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2017 and certain other information. A copy of the press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

                In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2017, our Board of Directors approved a decision to voluntarily delist the Company's common stock from the NASDAQ Global Market ("NASDAQ") and deregister its common stock with the Securities and Exchange Commission (the "SEC"). On October 24, 2017, the Company notified NASDAQ of its intention to file a Form 25 with the SEC on or about November 3, 2017 to effect the delisting from NASDAQ of the Company's common stock and the deregistration of the Company's common stock under Section 12(b) of the Exchange Act. It is anticipated that the delisting will become effective November 13, 2017, ten days after filing the Form 25.  As a result, the Company expects the last day of trading of its shares of common stock on NASDAQ will be on or about November 10, 2017.  The Company has made an application to have its shares quoted on the OTCQX Market, and following the effectiveness of the Form 25, the Company expects that its shares will be quoted on the OTCQX Market under the same symbol, “CFNB”.

After the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to request suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act and deregistration of the Company’s common stock under Section 12(g) and 15(d) of the Exchange Act.  Upon filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including annual, periodic, and current reports, will be immediately suspended.  The Company expects that the deregistration of its common stock under the Exchange Act, and termination of all reporting obligations under the Exchange Act, will become effective 90 days after the date of filing of the Form 15 with the SEC.

Concurrently with the delivery of the notification to NASDAQ, the Company issued a press release regarding its intention to voluntarily delist and deregister its common stock, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 3.01.

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding our ability to delist our shares of common stock from NASDAQ; our ability to deregister our shares of common stock and suspend reporting obligations under the Exchange Act; estimates regarding the timing of the delisting and deregistration of our common stock; and estimates regarding the timing of the trading of our common stock on the OTCQX Market. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties described in additional detail in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number                                                                                       Description

99.1                             Press Release from California First National Bancorp, dated October 24, 2017, entitled “CFNB First
Quarter 2018 Earnings Up 17% Despite Decline in Assets”

99.2                             Press Release from California First National Bancorp, dated October 24, 2017, entitled “California First
National Bancorp Announces Voluntary Plans for NASDAQ Delisting and SEC Deregistration and Filing
of Application with OTCQX Market”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA FIRST NATIONAL BANCORP
By: /s/ S. Leslie Jewett
Name: S. Leslie Jewett
Title: Chief Financial Officer

Date: October 25, 2017

EXHIBIT INDEX

Exhibit Number                                                                                   Description

99.1                           Press Release from California First National Bancorp, dated October 24, 2017, entitled

                                 “CFNB First Quarter 2018 Earnings Up 17% Despite Decline in Assets”

99.2                           Press Release from California First National Bancorp, dated October 24, 2017, entitled

                                  “California First National Bancorp Announces Voluntary Plans for NASDAQ Delisting and

                                  SEC Deregistration and Filing of Application with OTCQX Market”